                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ______________________

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)        DECEMBER 16,  1996


             The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                             The Money Store, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                   33-98734
                                   --------
             New Jersey            33-84492            68-6127681
             ----------            --------            ----------

             State or other      (Commission          (IRS Employer
             jurisdiction of     File Number)         ID Number)
             incorporation)


             2840  Morris  Avenue,  Union,  New  Jersey                07083
             ---------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                            908-686-2000
                                                             ---------------


                                            n/a
             ---------------------------------------------------------------
             (Former name or former address, if changed since last report)

             Item 5               Other Events
                                  ------------------------------------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 16, 1996 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.


                                       By: \s\Harry Puglisi
                                       ----------------------------------------
                                         Name:  Harry Puglisi
                                         Title:  Treasurer




Dated:   DECEMBER 16,  1996

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE DECEMBER 11, 1996 DETERMINATION DATE


1.   AVAILABLE FUNDS                                             $5,265,067.10


2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH       89,016,527.69

     (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        6,700,168.76

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                         95,716,198.78

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                 5

     (B)  DOLLARS                                                   428,830.96


4.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                  27,610.95


5.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                       222,401.93


6.   AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
     OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
     AND PORTION PAYABLE TO REGISTERED HOLDERS                    1,174,130.80


7.   (A)  AMOUNT OF MONTHLY ADVANCE                                       0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                             1,154.23


8.   DELINQUENCY AND FORECLOSURE INFORMATION
                 (SEE  EXHIBIT  K)

9.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                                            0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
           (i)   ACCRUED INTEREST                                            459,918.60
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE  DATE  PLUS  INTEREST                                  0.00
         (iii)   CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                              (19,317.24)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                              440,601.36
                                                                                                4.73764903
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
           (i)   ACCRUED INTEREST                                             37,688.40
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                              0.00
         (iii)   CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                               (1,582.93)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                               36,105.47
                                                                                                5.15792429
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
           (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL                           631,324.76
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
         (iii)   SUBSTITUTION  ADJUSTMENTS                                         0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                                       0.00
           (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                                     0.00
          (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                              (637.13)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                630,687.63
                                                                                                6.78158742
     (D)    CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
           (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL                            47,519.08
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
         (iii)   SUBSTITUTION  ADJUSTMENTS                                         0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                                       0.00
           (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                                     0.00
          (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                               (47.96)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                                47,471.12
                                                                                                6.78158857

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                                              3,652,255.97

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                      0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE                                         88,385,840.06
          ON THE REMITTANCE DATE                                                          950.38537699

     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE                                          6,652,697.64
          ON THE REMITTANCE DATE                                                          950.38537714

     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS                                    95,038,040.03
          TO BE MADE ON THE REMITTANCE DATE                                               950.38040030


13.  (A)  EXCESS SPREAD                                                                     246,166.33

     (B)  EXTRA INTEREST                                                                    318,375.90

     (C)  SPREAD ACCOUNT BALANCE                                                          3,652,255.97

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                            3,854,370.36

14.  (A)  WEIGHTED AVERAGE MATURITY                                                            230.756

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                              10.428%

15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                          112,679.21

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                                        126,799.21

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                                             4,785.81

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                       0.00

     (B)  SECTION  5.04 (c)                                                                       0.00

     (C)  SECTION  5.04 (d)(ii)                                                               4,745.02

     (D)  SECTION  5.04 (e)                                                                       0.00

     (E)  SECTION  5.04 (f)                                                                 115,725.15

17.  (A)  CLASS A REMITTANCE RATE                                                               6.200%

     (B)  CLASS B REMITTANCE RATE                                                               6.750%

18.  OTHER INFORMATION AS REQUESTED                                                               0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION


           By:    \s\ Harry Puglisi
           ------------------------
               HARRY  PUGLISI
                TREASURER